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     DIRECTOR ACCESS(R) (COUNTRYWIDE EXCEPT NY)                             U.S.P.S.-FIRST CLASS     The Hartford - IPS
                                                                             OR EXPRESS-MAIL TO:     P.O. Box 5085
     REQUEST FOR DIRECTOR ACCESS                       [HARTFORD LIFE LOGO]                          Hartford, CT 06102-5085
     VARIABLE ANNUITY                                                      PRIVATE EXPRESS MAIL:     The Hartford - IPS
                                                                                                     200 Hopmeadow Street
     Hartford Life Insurance Company                                                                 Simsbury, CT 06089
     Hartford Life and Annuity Insurance Company

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1.   CONTRACT OWNER Ownership Type:    |_| Individual    |_| Trust    |_| CRT     |_| UGMA    |_| UTMA    |_| NRA
     |_| Corporation   |_| Other____________ |_| Mr. |_| Mrs.|_| Ms.  SEX:  |_| M |_| F   U.S. CITIZEN:  |_| Yes  |_| No
     -------------------------------------------------------------------------------------------------------------------------------
     First Name                                                  MI   Last Name

     -------------------------------------------------------------------------------------------------------------------------------
     Additional Owner Information (e.g., Name of Trust/Corporation)                   Email Address

     -------------------------------------------------------------------------------------------------------------------------------
     Social Security Number/TIN                                       Date of Birth                  Daytime Telephone Number
                                                                            / /
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address                                              City                                State        ZIP

     -------------------------------------------------------------------------------------------------------------------------------
2.   JOINT CONTRACT OWNER              (If any)                       Date of Birth                  Social Security Number/TIN
     |_| Mr. |_| Mrs.  |_| Ms.  SEX:   |_| M |_| F
     U.S. CITIZEN:     |_| Yes  |_| No                                      / /                          -            -
     -------------------------------------------------------------------------------------------------------------------------------
     First Name                                                  MI   Last Name       Relationship to Contract Owner

     -------------------------------------------------------------------------------------------------------------------------------
3.   ANNUITANT (If different from Contract Owner)            Date of Birth  Social Security Number/TIN
     |_| Mr. |_| Mrs.  |_| Ms.  SEX:   |_| M |_| F               /    /               -              -
     -------------------------------------------------------------------------------------------------------------------------------
     First Name                                                  MI   Last Name                      Daytime Telephone Number

     -------------------------------------------------------------------------------------------------------------------------------
     Street Address                                              City                                State        ZIP

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4.   CONTINGENT ANNUITANT (If applicable)                    Date of Birth  Social Security Number/TIN
     |_| Mr. |_| Mrs.  |_| Ms.  SEX:   |_| M |_| F               /    /               -              -
     -------------------------------------------------------------------------------------------------------------------------------
     First Name                                                  MI   Last Name

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5.   BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally.
     Please attach a separate sheet to add additional beneficiaries.)
     -------------------------------------------------------------------------------------------------------------------------------
     |_| Primary       %        Relationship to Contract Owner        Date of Birth   Social Security Number/TIN
                                                                            / /              -            -
     -------------------------------------------------------------------------------------------------------------------------------
     First Name                                                  MI   Last Name

     -------------------------------------------------------------------------------------------------------------------------------
     |_| Primary |_| Contingent Relationship to Contract Owner        Date of Birth   Social Security Number/TIN
     %                                                                /     /                            -            -
     -------------------------------------------------------------------------------------------------------------------------------
     First Name                                                  MI   Last Name

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6.   DEATH BENEFIT ELECTION            (REQUIRED-- SELECT ONE ONLY)*
     |_| ASSET PROTECTION*             Available to all eligible purchasers at no additional charge. This benefit will be issued if one is not elected.
     |_| PREMIUM PROTECTION*           Available to purchasers age 75 or younger (oldest of Owners and Annuitant) at no additional charge. If elected, your beneficiaries will NOT receive the Asset Protection
                                       Death Benefit.
     *IF A DEATH BENEFIT IS NOT ELECTED, THE ASSET PROTECTION DEATH BENEFIT WILL BE ISSUED. REFER TO THE PROSPECTUS FOR
     COMPLETE DETAILS.
     -------------------------------------------------------------------------------------------------------------------------------
7.   OPTIONAL DEATH BENEFIT ELECTION
     |_| MAV/EPB                       Available to purchasers age 75 or younger (oldest of Owners and Annuitant). There will be an additional charge on a daily basis that is equal to an annual charge of 0.30%. Refer to the prospectus for complete details.
     -------------------------------------------------------------------------------------------------------------------------------
8.   |_| PRINCIPAL     FIRST           PLEASE REFER TO THE PROSPECTUS FOR COMPLETE DETAILS REGARDING PRINCIPAL FIRST.
     (0.35% charge during the accumulation phase.)

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APP03HLI-DNCDSC                                                 DIRECTOR ACCESS (COUNTRYWIDE EXCEPT NY)     Order #: xxx Page 1 of 3
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9.   PURCHASE PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
     Monies remitted via: |_| Check |_| Wire |_|         1035(a) Exchange     |_| Transfer/Rollover $____________
     -------------------------------------------------------------------------------------------------------------------------------
10.  PLAN PAYMENT TYPE (Complete Section A or B)
     A. NON QUALIFIED |_| Initial Purchase               |_| 1035(a) Tax-Free Exchange Cost Basis $
                                                         (please provide Cost Basis)
     -------------------------------------------------------------------------------------------------------------------------------
     B. QUALIFIED |_| New Contribution |_| Transfer              |_| Rollover   Contribution for tax year
     -------------------------------------------------------------------------------------------------------------------------------
                    INDIVIDUALLY OWNED                                                       EMPLOYER PLAN - ALLOCATED
     -------------------------------------------------------------------------------------------------------------------------------

     |_| Traditional IRA |_| Roth IRA |_| SEP IRA                             |_| 401(k) |_| 401(a) |_| Keogh/HR-10
     |_| Custodial IRA |_| 403(b) |_| SIMPLE IRA(Non-DFI only)                |_| Other:
     -------------------------------------------------------------------------------------------------------------------------------
11.  INVESTMENT SELECTION The invested amount will be allocated as selected here. If choosing an Asset Allocation
     Program or Dollar Cost Averaging Program, complete the appropriate enrollment form.
     PLEASE NOTE: Whole percentages only.

                                                         %                                                                   %
     [Hartford Advisers HLS Fund                                 Hartford Int'l. Capital Appreciation HLS Fund
     Hartford Bond HLS Fund                                      Hartford International Opportunities HLS Fund
     Hartford Capital Appreciation HLS Fund                      Hartford International Small Company HLS Fund
     Hartford Dividend and Growth HLS Fund                       Hartford MidCap Value HLS Fund
     Hartford Focus HLS Fund                                     Hartford Money Market HLS Fund
     Hartford Global Advisers HLS Fund                           Hartford Mortgage Securities HLS Fund
     Hartford Global Communications HLS Fund                     Hartford SmallCap Growth HLS Fund
     Hartford Global Financial Services HLS Fund                 Hartford Small Company HLS Fund
     Hartford Global Health HLS Fund                             Hartford Stock HLS Fund
     Hartford Global Leaders HLS Fund                            Hartford U.S. Government Securities HLS Fund
     Hartford Global Technology HLS Fund                         Hartford Value HLS Fund
     Hartford Growth HLS Fund                                    Hartford Value Opportunities HLSFund ]
     Hartford Growth and Income HLS Fund                         Other
     Hartford Growth Opportunities HLSFund
     Hartford High Yield HLS Fund
     Hartford Index HLS Fund                                                                                        Total    100%

     -------------------------------------------------------------------------------------------------------------------------------
12.  SPECIAL REMARKS

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                                                                      DIRECTOR ACCESS (COUNTRYWIDE EXCEPT NY) Order #:
APP03HLI-DNCDSC                                                       xxx                                                Page 2 of 3
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                                                                                         Owner SSN/TIN
                                                                                                      ------------------------------
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13.  OWNER(S) ACKNOWLEDGEMENTS
     Will the annuity applied for replace one or more existing annuity or life insurance contracts?
     |_| No |_| Yes - If yes, please explain in "Special Remarks," Section 12.
     Have you purchased another deferred annuity issued by The Hartford during the current calendar year?            |_| No  |_| Yes

                   NOT FDIC/NCUA INSURED     MAY LOSE VALUE      NO BANK GUARANTEE
                   ---------------------------------------------------------------   [Not FDIC GRAPHIC]  [Not Bank GRAPHIC]
                   NOT A DEPOSIT      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

     THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING
     STATEMENT FOR YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE
     BOTTOM OF THIS SECTION.

     |_| NAIC MODEL FRAUD STATEMENT: Any person who                      |_| NEW JERSEY:     Any person who includes any false or
         knowingly presents a false or fraudulent claim for                  misleading information on an application for an insur-
         payment of a loss or benefit or knowingly presents                  ance policy is subject to criminal and civil penalties.
         false information in an application for insurance is
         guilty of a crime and may be subject to fines and               |_| FLORIDA:  Any person who knowingly and with intent
         confinement in prison.                                              to injure, defraud or deceive anyinsurer files a
                                                                             statement of claim or an application containing any
     |_| ARIZONA/ARKANSAS/COLORADO/KENTUCKY/MAINE/                           false, incomplete or misleading information is guilty
         NEW MEXICO/OHIO/OKLAHOMA/ PENNSYLVANIA/                             of a felony of the third degree.
         TENNESSEE: It is a crime to knowingly provide false,
         incomplete or misleading information to an insurance
         company for the purpose of defrauding the company.
         Penalties may include imprisonment, fines or a denial
         of insurance benefits.

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief. I/WE
UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE
AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     |_| RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be mailed to you.

         Signed at:                                                            /       /
                   -------------------------------  -----------------  ------------------------
                                  City                   State*                  Date

     ----------------------------------------------------------------  -------------------------------------------------------------
     Contract Owner Signature (Trustee/Custodian, if applicable)            Joint Contract Owner Signature (If applicable)
                    * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

14.  REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
     Do you, as agent, have reason to believe the contract requested                      ------------------------------------------
     for will replace existing annuities or insurance? |_| Yes                |_| No              Licensed Agent Signature

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First Name                                              MI       Last Name


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Broker/Dealer                                           Broker/Dealer Street Address         City            State       ZIP

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Business Telephone Number                                       Fax Number                   Licensed Agent SSN

                                                                                                             -      -
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                                                        Broker/Dealer Client Account Number      License I.D. (Florida Agents Only)

                                                        -----------------------------------      ----------------------------------


APP03HLI-DNCDSC                                                   DIRECTOR ACCESS (COUNTRYWIDE EXCEPT NY)   Order#: xxx  Page 3 of 3
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